POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:
          THAT MAGIC BOX, INC. ("Seller") hereby constitutes and appoints POMEROY COMPUTER RESOURCES, INC. ("Purchaser"), its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser, or the name of Seller, on behalf of and for the benefit of Purchaser, to collect all receivables and other items being transferred and assigned to Purchaser as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to defend and compromise any and all actions suits and proceedings in respect of any of the Purchased Assets, and to do all such acts and things in relation thereto as Purchaser may deem advisable. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser shall retain for its own account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser, if and when received, any amounts which shall be received by Seller after the Closing in respect of any

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          receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser as provided herein.
          Seller hereby gives unto Purchaser full power to do and perform any, all and every act requisite, necessary or proper to be done in carrying out the purposes for which this power is granted as might or could be done if personally present, with full power of substitution or revocation.

          This power shall survive the liquidation or dissolution of Seller.

          IN WITNESS WHEREOF, Magic Box, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of _______, 1997.
                                             MAGIC BOX, INC.,
          Witnesses:                              a Florida corporation
          ______________________________
               BY:_______________________________
          ______________________________
          STATE OF FLORIDA
          COUNTY OF DADE, ss
               BE IT REMEMBERED, that on this ______ day of _____________, 1997, before me, the undersigned, a Notary Public in and for said County, personally appeared ______________________________, who acknowledged himself to be the ___________ of Magic Box, Inc., a Florida corporation, and that he, as such ______________ being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as ____________.

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               IN WITNESS WHEREOF, I have  hereunto subscribed my name  and affixed my notarial seal on the day and year last above written.
               ________________________________________
                                                              NOTARY PUBLIC
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